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                                                                     Exhibit 4.4


         AMENDMENT NO. 1, dated August 23, 2001, to that certain Registration Rights Agreement, dated as of October 29, 1999 (the "Original Agreement"), among Cross Country, Inc. (f/k/a Cross Country Staffing, Inc.) (the "Company"), and the Investors (as defined in the Original Agreement.)

         For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree that the Original Agreement is amended to provide as follows:

    1. A new Section 8(l) shall be added to the Original Agreement, which shall read as follows:

                  "Recapitalization, Etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Common Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Common Stock or any other change in capital structure of the Company, appropriate adjustments shall be made with respect tot he relevant provisions of this Agreement so as to fairly and equitable preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement."

    2. Except as amended hereby, the Original Agreement shall remain unchanged and in full force and effect.

                           [Signature Page to Follow]
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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                     CROSS COUNTRY, INC.


                                     By: /s/ Joseph Boshart
                                        ----------------------------------------
                                            Name: Joseph Boshart
                                            Title: President and Chief Executive
                                                   Officer



                                     CHARTERHOUSE EQUITY PARTNERS III, L.P.

                                     By:    CHUSA Equity Investors III, L.P.,
                                            general partner

                                            By:  Charterhouse Equity III, Inc.,
                                                 general partner


                                     By: /s/ Thomas C. Dircks
                                        ----------------------------------------
                                            Name: Thomas C. Dircks
                                            Title: Managing Director


                                     CHEF NOMINEES LIMITED

                                     By: Charterhouse Group International, Inc.,
                                         Attorney-in-Fact


                                     By: /s/ Thomas C. Dircks
                                        ----------------------------------------
                                            Name: Thomas C. Dircks
                                            Title: Managing Director
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                                     MORGAN STANLEY DEAN WITTER
                                       CAPITAL PARTNERS IV, L.P.

                                     By:    MSDW Capital Partners IV, LLC,
                                             as general partner

                                     By:    MSDW CAPITAL PARTNERS IV, INC.,
                                            as member


                                     By: /s/ Karen Bechtel
                                        ----------------------------------------
                                            Name:  Karen Bechtel
                                            Title: Managing Director

                                     MSDW IV 892 INVESTORS, L.P.

                                     By:    MSDW Capital Partners IV, LLC,
                                            as general partner

                                     By:    MSDW CAPITAL PARTNERS IV, INC.,
                                            as member


                                     By: /s/ Karen Bechtel
                                        ----------------------------------------
                                            Name:  Karen Bechtel
                                            Title: Managing Director

                                     MORGAN STANLEY DEAN WITTER
                                       CAPITAL INVESTORS IV, L.P.

                                     By:    MSDW Capital Partners IV, LLC,
                                             as general partner

                                     By:    MSDW CAPITAL PARTNERS IV, INC.,
                                            as member


                                     By: /s/ Karen Bechtel
                                        ---------------------------------------
                                            Name:  Karen Bechtel
                                            Title: Managing Director
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                             MORGAN STANLEY VENTURE
                                PARTNERS III, L.P.

                             By: Morgan Stanley Venture Partners III, L.L.C.,
                                 its General Partner

                             By: Morgan Stanley Venture Capital III, Inc.,
                                 its Institutional Managing
                                 Member


                             By: /s/ Jeffrey Booth
                                ----------------------------------------
                                    Name:  Jeffrey Booth
                                    Title: Executive Director


                             MORGAN STANLEY VENTURE
                                INVESTORS III, L.P.

                             By: Morgan Stanley Venture Investors III, L.L.C.,
                                 its General Partner

                             By: Morgan Stanley Venture Capital III, Inc.,
                                 its Institutional Managing Member


                             By: /s/ Jeffrey Booth
                                ----------------------------------------
                                    Name:  Jeffrey Booth
                                    Title: Executive Director


                             THE MORGAN STANLEY VENTURE
                             PARTNERS ENTREPRENEUR FUND, L.P.

                             By: Morgan Stanley Venture Partners III, L.L.C.,
                                 its General Partner

                             By: Morgan Stanley Venture Capital III, Inc.,
                                 its Institutional Managing Member


                             By: /s/ Jeffrey Booth
                                ----------------------------------------
                                    Name:  Jeffrey Booth
                                    Title: Executive Director